UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 21, 2005
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                         Money Centers of America, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                      000-49723                23-2929364
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

700 South Henderson Road, Suite 325, King of Prussia, Pennsylvania      19406
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           (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (610) 354-8888
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2 (b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4 (c))




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     Item 1.01. Entry Into a Material Definitive Agreement.

     Effective July 21, 2005, we entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") with Chex Services, Inc., the wholly owned operating subsidiary of FastFunds Financial Corporation ("Chex") and Equitex, Inc. ("Equitex"), pursuant to which the parties agreed to resolve all pending litigation between them and release all claims related to such litigation. The subject litigation is described in our Annual Report on Form 10-K for the year ended December 31, 2004. No party to the Settlement Agreement admitted any wrongdoing or liability related to the litigation. The litigation was dismissed with prejudice on July 22, 2005.

     Under the Settlement Agreement, Equitex and Chex agreed to cancel our outstanding $2,000,000 principal liability under a $2,000,000 promissory note from us to Chex, dated January 6, 2004, as well as any liability for accrued but unpaid interest under that promissory note. We agreed to pay Chex $500,000 within 60 days of July 21, 2005. To secure our obligations under the Settlement Agreement, we entered into a Security Agreement with Chex and Equitex pursuant to which we granted Chex and Equitex a junior security interest in substantially all of our assets. In addition, Money Centers agreed to deliver to Fastfunds Financial, Inc., Chex's corporate parent, a contingent warrant to purchase up to 500,000 shares of our common stock at a purchase price of $0.50 per share. The warrant is not exercisable until we achieve $1,000,000 in net income during a fiscal year.




















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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MONEY CENTERS OF AMERICA, INC.


Date:  July 28, 2005                By: /s/ Jason P. Walsh
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                                        Jason P. Walsh
                                        Chief Financial Officer